Exhibit 10.26

EXECUTION VERSION

BORROWER ASSIGNMENT & ASSUMPTION AND AMENDMENT AGREEMENT

This ASSIGNMENT & ASSUMPTION AND AMENDMENT AGREEMENT (this “Assignment and Amendment”), dated as of January 17, 2019, is by and among GENPACT INTERNATIONAL, LLC, a Delaware limited liability company (formerly Genpact International, Inc., a Delaware corporation), as assignor (the “Assignor”), GENPACT USA, INC., a Delaware corporation, as assignee (the “Assignee”), Genpact Global Holdings (Bermuda) Limited, an exempted company limited by shares organized under the laws of Bermuda (the “Bermuda Borrower”), Genpact Luxembourg S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg (the “Luxembourg Borrower”), Genpact Limited, an exempted company limited by shares organized under the laws of Bermuda (“Holdings”), the LENDERS party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Assignor has entered into that certain Amended & Restated Credit Agreement, dated as of August 9, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement), by and among the Assignor, the Bermuda Borrower, the Luxembourg Borrower, Holdings, the lenders party thereto and the Administrative Agent;

WHEREAS, (a) pursuant to that certain Accession Supplement No. 1, dated as of November 27, 2018, by and between the Assignee and the Administrative Agent, the Assignee became a Guarantor under the Guarantee Agreement and (b) pursuant to that certain Accession Supplement No. 2, dated as of November 27, 2018, by and between Genpact (UK) Limited, a company registered in England and Wales (“Genpact UK”), and the Administrative Agent, Genpact UK became a Guarantor under the Guarantee Agreement;

WHEREAS, Holdings has completed a restructuring transaction pursuant to which (a) the Assignor transferred certain of its assets and liabilities to Genpact UK, (b) the Luxembourg Borrower formed and incorporated the Assignee on October 30, 2018, (c) the Luxembourg Borrower contributed all of the Equity Interests of the Assignor to the Assignee pursuant to that certain Contribution and Assignment Agreement, dated as of November 30, 2018, by and between the Luxembourg Borrower and the Assignee, (d) the Assignor distributed certain of its assets and liabilities to the Assignee pursuant to that certain Stock Redemption Agreement, dated as of November 30, 2018, by and between the Assignee and the Assignor and (e) the Assignee sold all of the Equity Interests of the Assignor to Genpact UK (the foregoing transactions described in clauses (a) through (e), the “Restructuring”);

WHEREAS, in connection with the Restructuring, the Assignor has agreed to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement and each other Loan Document;

WHEREAS, in connection with the Restructuring, the Assignee desires to accept the assignment of all of the Assignor’s rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement and each other Loan Document;

WHEREAS, the Assignor has requested that the Administrative Agent and the Lenders release the Assignor from all of its obligations under the Credit Agreement and each other Loan Document;

WHEREAS, in connection with the Restructuring, the Administrative Agent and the Lenders have requested to amend Section 9.02(b)(vii) of the Credit Agreement to designate Genpact UK as a permanent Guarantor under the Guarantee Agreement; and

WHEREAS, in satisfaction of Sections 9.02(b) and 9.04(a) of the Credit Agreement, the Administrative Agent and each Lender are willing to consent to this Assignment and Amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

1.Assignment of Credit Agreement and the Other Loan Documents.  Effective as of the Assignment and Amendment Effective Date, the Assignor hereby absolutely assigns, transfers and conveys to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement and each other Loan Document.

2.Assumption of Credit Agreement and the Other Loan Documents.  Effective as of the Assignment and Amendment Effective Date, the Assignee hereby absolutely accepts the assignment described in Section 1 hereof and assumes all of the rights, interests, duties, obligations and liabilities of the Assignor in, to and under the Credit Agreement and each other applicable Loan Document to the same extent as if the Assignee had executed the Credit Agreement and each other applicable Loan Document as the “Domestic Borrower”.  The Assignee hereby ratifies, as of the Assignment and Amendment Effective Date, and agrees to be bound by the terms and provisions of the Credit Agreement and each other applicable Loan Document as the “Domestic Borrower” and accepts all of the Assignor’s rights, interests, duties, obligations and liabilities thereunder.  Without limiting the generality of the foregoing terms of this Section 2, the Assignee hereby (a) acknowledges, agrees and confirms that (i) by its execution of this Assignment and Amendment, the Assignee shall be deemed to be a party to the Credit Agreement and each other applicable Loan Document and the “Domestic Borrower” for all purposes of the Credit Agreement and each other Loan Document, (ii) the Assignee shall have all of the obligations of the “Domestic Borrower” thereunder as if it had executed the Credit Agreement and each applicable Loan Document and (iii) this Assignment and Amendment shall be deemed a “Loan Document” for all purposes of the Credit Agreement and each other Loan Document, (b) agrees to be bound as the “Domestic Borrower” by the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement and (c) promises to pay to the Lenders and the Administrative Agent all Obligations of the “Domestic Borrower” outstanding at, or incurred on or after, the Assignment and Amendment Effective Date, all in accordance with the terms of the Loan Documents.

3.Release.  The Administrative Agent and each of the Lenders confirm that, from and after the Assignment and Amendment Effective Date, automatically and without any action on the part of any Person, (a) the Assignor is released and forever discharged from any duties, obligations and liabilities as the “Domestic Borrower” or otherwise under the Credit Agreement and each other Loan Document, (b) the Assignor shall cease to be a party to the Credit Agreement and each other

2

Loan Document and (c) the Assignor shall be released from the payment and performance of any and all obligations of the “Domestic Borrower” or otherwise under the Loan Documents and from all other obligations and liabilities of the “Domestic Borrower” or the “Borrowers” or otherwise under each Loan Document, in each case as if it were never a party thereto.  For the avoidance of doubt, upon such assignment of the obligations of the Assignor hereunder, the Assignor shall no longer constitute a Loan Party for any purpose.  The release contained herein is intended to be final and binding upon the parties hereto and their respective successors and assigns.  Each party agrees to cooperate in good faith and to execute such further documents as may be necessary to effect the provisions of this Assignment and Amendment.

4. Amendment to Credit Agreement. Effective as of the Assignment and Amendment Effective Date:

(a) Section 8(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) The Lenders irrevocably agree that any Loan Party (other than the Borrowers and, in the case of clause (ii), Holdings and/or Genpact (UK) Limited) shall be automatically released from its applicable obligations under the Guarantee Agreement and each other Loan Document (i) if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or (ii) if otherwise requested by the Borrowers and no Default or Event of Default shall have occurred and be continuing or would result therefrom.”

(b) Section 9.02(b)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) except in connection with a transaction permitted under this Agreement, release either of Holdings or Genpact (UK) Limited from its obligations under the Guarantee Agreement, without the written consent of each Lender;”

5. Representations and Warranties. The Assignee represents and warrants to the Administrative Agent and each of the Lenders that:

(a) Immediately after giving effect to this Assignment and Amendment, the representations and warranties of the Assignee, as the “Domestic Borrower” under the Credit Agreement, set forth in Article III of the Credit Agreement (other than Sections 3.04(b) and 3.05 therein) shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case they shall be true and correct in all respects) on and as of the date hereof, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case they shall be true and correct in all respects) as of any such earlier date; and

(b) At the time of and immediately after giving effect to this Assignment and Amendment, no Default or Event of Default shall have occurred and be continuing.

3

6. Conditions Precedent to Effectiveness.  This Assignment and Amendment shall become effective (the date of such effectiveness, the “Assignment and Amendment Effective Date”) upon the satisfaction of the following conditions:

(a) This Assignment and Amendment shall have been executed and delivered by each of the parties hereto;

(b) The Administrative Agent (or its counsel) shall have received such customary documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Assignee, the authorization of entry into this Assignment and Amendment and any other legal matters relating to the Assignee or this Assignment and Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c) The Administrative Agent (or its counsel) shall have received such incumbency certificates and/or other certificates of Authorized Representatives of the Assignee as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Authorized Representative thereof authorized to act as an Authorized Representative in connection with this Assignment and Amendment and the other Loan Documents to which the Assignee is a party or is to be a party;

(d) The Administrative Agent (or its counsel) shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate signed by an authorized officer of the Assignee certifying that the representations and warranties specified in Section 5 of this Assignment and Amendment are true and correct; and

(e) (i) Each Finance Party shall have received such documents and other information with respect to the Assignee (as such Finance Party may have requested through the Administrative Agent at least five (5) Business Days prior to the Assignment and Amendment Effective Date) required under any applicable “know your customer” and/or anti-money laundering rules and regulations, including the PATRIOT Act, in connection with this Assignment and Amendment and (ii) to the extent that the Assignee qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) Business Days prior to the Assignment and Amendment Effective Date, any Lender that has requested, in a written notice to the Assignee at least ten (10) Business Days prior to the Assignment and Amendment Effective Date, a Beneficial Ownership Certification in relation to the Assignee shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Assignment and Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(f) The Administrative Agent shall have received, on behalf of itself and the Lenders, an opinion from Cravath, Swaine & Moore LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(g) Prior to or substantially concurrently with the occurrence of the Assignment and Amendment Effective Date, the Borrowers shall have reimbursed or paid, to the extent invoiced at least two (2) Business Days prior to the Assignment and Amendment Effective Date, all

4

reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Assignment and Amendment.

7.Reaffirmation of Guarantors. Holdings, on behalf of itself and each other Guarantor, (i) reaffirms all of the obligations and covenants of each Guarantor under the Guarantee Agreement and the other Loan Documents to which such Guarantor is a party, (ii) reaffirms each Guarantor’s guarantee of the Obligations pursuant to the Guarantee Agreement and (iii) agrees that each Guarantor’s respective obligations shall not be reduced or limited by the execution and delivery of this Assignment and Amendment and that the Guarantee Agreement and the other Loan Documents to which such Guarantor is a party shall continue to be in full force and effect.

8.No Modifications; No Novation.  Except as expressly provided for herein, nothing contained in this Assignment and Amendment shall amend or modify, or be deemed to amend or modify, the Credit Agreement or any other Loan Document. This Assignment and Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.

9.Governing Law, Waiver of Jury Trial, etc.  The provisions of the Credit Agreement regarding governing law, jurisdiction, consent to service of process and waiver of jury trial as set forth in Sections 9.09 and 9.10 therein are incorporated herein mutatis mutandis.

10.Counterparts.  This Assignment and Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Assignment and Amendment by facsimile, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Amendment.

11. Binding Nature.  This Assignment and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Amendment as of the date set forth above.

GENPACT INTERNATIONAL, LLC,
as the Assignor

By:/s/ Thomas D. Scholtes
Name:  Thomas D. Scholtes
Title:    Vice President & Assistant Secretary

[Borrower Assignment & Assumption and Amendment Agreement]

GENPACT USA, INC.,
as the Assignee and the Domestic Borrower

By:/s/ Thomas D. Scholtes
Name:  Thomas D. Scholtes
Title:      Vice President & Secretary

[Borrower Assignment & Assumption and Amendment Agreement]

GENPACT GLOBAL HOLDINGS (BERMUDA) LIMITED, as the Bermuda Borrower

By:/s/ Thomas D. Scholtes
Name:  Thomas D. Scholtes
Title:      Vice President & Assistant Secretary

[Borrower Assignment & Assumption and Amendment Agreement]

GENPACT LUXEMBOURG S.À R.L.,
as the Luxembourg Borrower

By:/s/ Lucinda Full
Name:  Lucinda Full
Title:      Class A Manager

By:/s/ Harald Charbon
Name:  Harald Charbon
Title:       Class B Manager

[Borrower Assignment & Assumption and Amendment Agreement]

GENPACT LIMITED, as Holdings

By:/s/ Thomas D. Scholtes
Name:  Thomas D. Scholtes
Title:      Vice President & Assistant Secretary

[Borrower Assignment & Assumption and Amendment Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:/s/  Kyle R. Holtz
Name:  Kyle R. Holtz
Title:    Director

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
as a Lender

By:/s/ Robert Grillo
Name:  Robert Grillo
Title:  Director

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

THE BANK OF EAST ASIA, LIMITED,
as a Lender

By:/s/ James Hua
Name:  James Hua
Title:  Senior Vice President

For institutions that require a second signature:

By:/s/ Kitty Sin
Name:  Kitty Sin
Title:  Senior Vice President

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

Bank of America, N.A.,
as a Lender

By:/s/ Jenny Lam
Name:  Jenny Lam
Title:    Vice President

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

Citibank, N.A.,
as a Lender

By:/s/ Siddarth Bansai
Name:  Siddarth Bansai
Title:    Director

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

Credit Agricole Corporate and Investment Bank,
as a Lender

By:/s/ Sebastien Pietryk
Name:  Sebastien Pietryk
Title:    Managing Director

By:/s/ Dorina Luk
Name:  Dorina Luk
Title:    Director

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

HUA NAN COMMERCIAL BANK, LTD.,

NEW YORK AGENCY
as a Lender

By:/s/ I-Chin Fang
Name:  I-CHIN FANG
Title:    GENERAL MANAGER

[Borrower Assignment & Assumption and Amendment Agreement]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:/s/  Phil Adresen
Name:  Phil Adresen
Title:    Vice President

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

JPMorgan Chase Bank, N.A.,
as a Lender

By:/s/ Tasvir Hasan
Name:  Tasvir Hasan
Title:    Executive Director

[Borrower Assignment & Assumption and Amendment Agreement]

Land Bank of Taiwan Los Angeles Branch,
as a Lender

By:/s/ Kuang Wei Chang
Name:  Kuang Wei Chang
Title:    VP & General Manager

[Borrower Assignment & Assumption and Amendment Agreement]

MIZUHO BANK, LTD.,
as a Lender

By:/s/ Raymond Ventura
Name:  Raymond Ventura
Title:    Managing Director

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

Morgan Stanley Bank, N.A.,
as a Lender

By:/s/ Emanuel Ma
Name:  Emanuel Ma
Title:    Authorized Signatory

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By:/s/ Enrique Castillo
Name:  Enrique Castillo
Title:    Head of Corporate Banking

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

State Bank of India, New York,
as a Lender

By:/s/ Niraj Kumar Panda
Name:  Niraj Kumar Panda
Title:  VP and Head (CMC)

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

TD Bank, N.A.,
as a Lender

By:/s/ Todd Antico
Name:  Todd Antico
Title: Senior Vice President

[Borrower Assignment & Assumption and Amendment Agreement]

LENDER:

WESTPAC BANKING CORPORATION,
as a Lender

By:/s/ Mike Williams
Name:  Mike Williams
Title:    Head of Debt Products, Asia

             Westpac Banking Corporation

By:/s/ Graham Curd
Name:  Graham Curd
Title:  Head of Legal, Asia

Tier 1 Attorney

[Borrower Assignment & Assumption and Amendment Agreement]